Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

Supplement dated September 15, 2011

To

Prospectus dated April 4, 2011

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 4, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the indicated sections of the Prospectus as follows:

Fees and Expenses

The last sentence of footnote 2 of the fees and expenses table is revised as follows:

The reference in that sentence to “September 30, 2011” is changed to “December 31, 2011”.

The last sentence of footnote 4 of the fees and expenses table is revised as follows:

The reference in that sentence to “dated as of June 7, 2011” is changed to “initially dated as of June 7, 2011 (and as amended)” and the reference in that sentence to “the third quarter of 2011” is changed to “2011”.

Discussion of Expected Operating Results

The second sentence in the first paragraph of the subsection entitled “Expenses” is revised as follows:

The reference in that sentence to “September 30, 2011” is changed to “December 31, 2011”.